SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Amendment No. 2
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2007
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-33841 (Commission File Number)	20-8579133 (IRS Employer Identification No.)

1200 Urban Center Drive, Birmingham, Alabama (Address of principal executive offices)	35242 (zip code)
Registrant’s telephone number, including area code: (205) 298-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4©)

Explanatory Note
     This Amendment No. 2 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Vulcan Materials Company, a New Jersey corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on November 16, 2007 (the “Initial Form 8-K”) as amended by Amendment No. 1 to the Initial Form 8-K filed with the Commission on November 21, 2007 (“Amendment No. 1”), which Amendment No. 1 was filed to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed.
     As previously reported in the Initial Form 8-K, (i) on August 14, 2007, at the special meeting of the shareholders of Florida Rock Industries, Inc. (“Florida Rock”), the Florida Rock shareholders approved the Agreement and Plan of Merger, dated as of February 19, 2007, as amended April 9, 2007, by and among Florida Rock, the Company, Legacy Vulcan Corp. (formerly named Vulcan Materials Company and referred to herein as “Legacy Vulcan”), Virginia Merger Sub, Inc. (“Virginia Merger Sub”) and Fresno Merger Sub, Inc. (“Fresno Merger Sub”); (ii) subsequent to the special meeting, on November 16, 2007, Fresno Merger Sub (a wholly owned subsidiary of the Company) merged with and into Florida Rock (the “Florida Rock Merger”) and Virginia Merger Sub (a wholly owned subsidiary of the Company) merged with and into Legacy Vulcan (the “Vulcan Merger” and, together with the Florida Rock Merger, the “Mergers”) and, as a result of the Mergers, each of Legacy Vulcan and Florida Rock became a wholly owned subsidiary of the Company; and (iii) pursuant to the Vulcan Merger, each outstanding share of common stock of Legacy Vulcan was converted into one share of common stock of the Company (the “Company Common Stock”) and pursuant to the Florida Rock Merger, 70% of the outstanding common shares of Florida Rock (the “Florida Rock Common Stock”) were converted into the right to receive $67.00 in cash, without interest, per share of Florida Rock Common Stock, and 30% of the shares of Florida Rock Common Stock were converted into the right to receive 0.63 of a share of Company Common Stock per share of Florida Rock Common Stock.
     This Amendment No. 2 to the Initial Form 8-K is being filed solely to update the pro forma financial information contained in Amendment No. 1. The pro forma financial information contained herein presents the unaudited pro forma statement of earnings for the year ended December 31, 2007 and reflects the combined results of Vulcan and Florida Rock on a pro forma basis as if the mergers were consummated as of January 1, 2007.

Item 9.01	Financial Statements and Exhibits.
     (b) Pro Forma Financial Information.
Vulcan Materials Company Unaudited Pro Forma Condensed Combined Statement of Earnings and Notes thereto.
     (d) Exhibits.
The following exhibits are filed as part of this report:

Exhibit
Number	Description

99.2	Vulcan Materials Company Unaudited Pro Forma Condensed Combined Statement of Earnings.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

VULCAN MATERIALS COMPANY (Registrant)
Dated: June 17, 2008	By:	/s/ William F. Denson, III
William F. Denson, III

EXHIBIT INDEX

Exhibit
Number	Description

99.2	Vulcan Materials Company Unaudited Pro Forma Condensed Combined Statement of Earnings.

4